Business combination	12 Months Ended
Mar. 29, 2020
Business Combinations [Abstract]
Business combination
Business combination
On November 1, 2018, an incorporated subsidiary of the Company, Baffin Limited (“Baffin”), acquired the business of Baffin Inc. (the “Baffin Vendor”), a Canadian designer and manufacturer of performance outdoor and industrial footwear for total purchase consideration of $35.1.
Management determined that the assets and processes comprised a business and therefore accounted for the transaction as a business combination using the acquisition method of accounting. The aggregate purchase consideration for the acquired assets, net of the assumed liabilities was as follows:

$
Cash	33.6
Issuance of 16,946 subordinate voting shares	1.5
Total purchase consideration	35.1

In connection with the business combination, a further amount of $3.0 is payable on November 1, 2020 to the Baffin Vendor and is charged to expense over two years.
The Company incurred acquisition-related costs of $1.3 as at March 31, 2019 which were recorded in selling, general and administrative expenses.
Assets acquired and liabilities assumed have been recorded at their fair values at the date of acquisition are as follows:

$
Trade receivables	12.2
Inventories	15.9
Other current assets	0.3
Property, plant and equipment	2.5
Intangible assets
Brand	2.5
Technology	2.2
Goodwill	7.8
Accounts payable and accrued liabilities	(8.3)
Total assets acquired, net of liabilities assumed	35.1

The fair values of working capital balances, other than inventories, have been measured at their book values at the date of acquisition, which approximate their fair values. The fair value of inventories has been measured at net realizable value, less costs to sell.
The fair value of property, plant and equipment was based on management’s assessment of the acquired assets’ condition, as well as an evaluation of the current market value for such assets. In addition, the Company also considered the length of time over which the economic benefit of these assets is expected to be realized and estimated the useful life of such assets as of the acquisition date.
Identifiable intangible assets acquired consist of brand and technology. The fair value of the brand was $2.5, measured using the relief-from-royalty approach. The fair value of technology was $2.2, measured using the replacement cost method. Under this method, the technology was valued based upon the costs the Company would incur to develop a similar asset. The Company considered the length of time over which the economic benefits of these assets is expected to be realized and estimated the useful life of such assets accordingly as at the acquisition date. Specifically, the brand was considered to have an indefinite life; accordingly, impairment is assessed annually or earlier if there are indicators of impairment. Technology was considered to have a useful life of 5 years and amortized on a straight-line basis. The excess of the purchase consideration over the fair value of the identifiable assets acquired has been accounted for as goodwill. Goodwill was mainly attributable to the expected future growth potential of the footwear business and is deductible for tax purposes.
The results of operations have been consolidated with those of the Company from the date of acquisition including the results from the wholesale business in the Wholesale segment and e-commerce business in the Direct-to-Consumer segment. Pro forma disclosures as if Baffin was acquired at the beginning of the fiscal year have not been presented as they are not considered material to these financial statements.
The controlling shareholder of the Baffin Vendor is employed as a member of key management subsequent to the acquisition. Transactions with the Baffin Vendor and other affiliates in connection with the acquisition and subsequently (including lease of premises and other operating costs) are related party transactions (note 20).